EXHIBIT 10l3

                Schedule identifying substantially identical
                agreements, among American Brands, Inc.
                ("American") and each of the following
                persons, to the Agreement and the Amendment
                thereto constituting Exhibits 10l1 and 10l2,
                respectively, to the Annual Report on Form
                10-K of American for the Fiscal Year ended
                December 31, 1995
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                                   Name
                                   ----

                               Thomas C. Hays
                               John T. Ludes
                               Robert L. Plancher
                               Robert J. Rukeyser
                               Steven C. Mendenhall
                               Dudley L. Bauerlein, Jr.
                               Charles H. McGill